COLLATERAL ASSIGNMENT OF PROFESSIONAL AGREEMENTS
                    AND PLANS AND SPECIFICATIONS


        THIS COLLATERAL ASSIGNMENT OF PROFESSIONAL AGREEMENTS AND PLANS AND SPECIFICATIONS (the "Assignment") is made as of this 14th day of August, 1995, by and between THE PERRY COMPANY, a Florida corporation, with its principal place of business at 1901 East 7th Avenue, Tampa, Florida 33605 ("Contractor"), joined by PLASMA-THERM, INC., a Florida corporation, with its principal place of business at 9509 International Court, St. Petersburg, Florida 33716 ("Borrower'), in favor of NATIONS-BANK OF FLORIDA, N.A., with offices at 400 N. Ashley Drive (FL1-010-07-01), Tampa, FL 33602, Attn: Real Estate Loan Administration, its successors, nominees, and assigns ("Lender")


        This Assignment is made on the basis of the following facts and intentions of the parties:

        A. Borrower has obtained a commitment from Lender for a construction/term loan in the principal amount of THREE MILLION THREE HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($3,375,000.00) (the "Loan"), which Loan is evidenced by a Promissory Note (the "Note") of even date herewith and secured by, among other documents, a first Mortgage, Assignment of Rents and Security Agreement dated on even date herewith, to be recorded in the Public Records of Pinellas County, Florida (the "Mortgage"), encumbering the real property described in Exhibit "A" which is attached hereto and, by this reference, made a part hereof (the "Property"). The Loan is subject to the provisions of that certain Construction Loan Agreement (the "Loan Agreement") of even date herewith. The Note, Mortgage, Loan Agreement and any other documents executed and delivered by Borrower in connection with the Loan or any other loans from Lender to Borrower shall be referred to collectively as the "Loan Documents" and singularly as "Loan Document".

        B. Borrower intends to use the proceeds of the Loan to construct a 60,639.50 square foot (MOL) office/manufacturing facility, including leasehold improvements, upon the Property
   (the "Project").

        C. To further secure the Loan, Lender requires Contractor and Borrower to assign to Lender all of their respective rights, title, and interests, as owner or as a third party beneficiary, in all contracts pertaining to the construction of the improvements.

        NOW, THEREFORE, in consideration of these premises, the Loan, and other financial accommodations made or to be made by Lender to Borrower, Contractor and Borrower agree as follows:


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        1.   Collateral  Assignment.    Borrower  and  Contractor
   hereby  assign  to  Lender  their  respective  rights,  title,
   interests,  and   positions   as  "Owner"   or   third   party
   beneficiary, as applicable, in and to those agreements and proposals described in Exhibit "B", between the Contractor, or as applicable, the Borrower and the Project architects, engineers and consultants ("Professionals"), pertaining to the construction of the Project, and all addenda, modifications, and amendments thereto and all agreements referenced therein (collectively, the "Contract"); and (ii) any plans, specifica-tions, drawings, and design documents pertaining to the Project, if any, and all addenda, modifications, change
   orders,    and    amendments   thereto    (the    "Plans   and
   Specifications"), and to the extent of their respective interests under the Contract, hereby grant to Lender, its successors and assigns, a security interest in the Contract and the Plans and Specifications and in all Borrower's and
   Contractor's   respective  rights   and  remedies   under  the
   Contract, to provide additional security for the following (the "Secured Obligations"):

             (a) Payment of all sums due Lender under the Note, together with all modifications, renewals, extensions, and replacements thereof, and all future advances under the Mortgage;

             (b) Payment of any other sums due Lender under the Mortgage, the Loan Agreement, or any Loan
        Document; and

             (c)  Performance  of each  obligation contained
        in   this  Assignment,   the   Mortgage,  the   Loan
        Agreement, or any other Loan Document.

   Although Borrower, Contractor and Lender intend this to be a present assignment of their respective interests in the Contract and the Plans and Specifications, Lender agrees that, so long as no default exists under this Assignment or the Loan Documents, Borrower and Contractor, as applicable, may continue to exercise the rights and powers granted to them in the Contract. The security of this Assignment is primary and on a parity with Lender's Mortgage and not secondary.

        2. Default under Loan Agreement, Etc. In the event of the occurrence of any event of default under the Loan Agreement, the Note, the Mortgage or any Loan Document, Lender shall have the right and option, in its sole discretion, to exercise the rights, benefits, and privileges in the Contract and the Plans and Specifications under this Assignment upon written notice to the Professionals. Neither this Assignment nor any action or actions on the part of Lender shall constitute an assumption by Lender of any of the obligations of Borrower or Contractor under the Contract, and Borrower or Contractor, as applicable, shall continue to be liable for all obligations thereunder. Borrower hereby agrees to protect, defend, indemnify, and hold Lender harmless from and against

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   any and all  loss, cost, liability  or expense, including  but not limited to attorneys' fees, costs, and expenses (including attorneys' fees, costs, and expenses incurred as a result of any appeal), resulting from any failure of Borrower to perform and observe, at the time and in the manner therein provided, each of the covenants, agreements, and obligations of Borrower contained in the Contract which are binding upon the Borrower. Contractor hereby agrees to protect, defend, indemnify and hold Lender harmless from and against any and all loss, cost, liability or expense, including but not limited to attorneys' fees, costs and expenses (including attorney's fees, costs and expenses incurred as a result of any appeal), resulting from any failure of Contractor to perform and observe, at the time and in the manner therein provided each of the covenants, agreements and obligations of Contractor contained in the Contract which are binding upon the Contractor.

        3. Default under Contract. Upon the occurrence of any event of default under the Contract, Lender shall have the right in its sole discretion, to take in its name or in the name of Borrower or Contractor, as applicable, or otherwise, such action as Lender may, at any time or from time to time, reasonably determine to be necessary to cure any default under the Contract, but under no circumstances shall Lender be obligated to take such action. Lender shall incur no liability on account of any action taken in good faith by it or on its behalf or otherwise hereunder, whether or not the same shall prove to be improper, inadequate or invalid in whole or in part, and Borrower or Contractor, as applicable, agree to protect, defend, indemnify, and hold Lender harmless from and against any and all loss, cost, liability or expense, including but not limited to attorneys' fees, costs and expenses (including attorneys' fees, costs and expenses incurred as a result of any appeal), in connection with any such action or actions. This Assignment shall constitute Borrower's and Contractor's irrevocable direction to and full authority for the Professionals to act at Lender's written direction, notice or demand and to otherwise perform on Lender's behalf under the Contract after an event of default has occurred under the Loan. The Professionals shall be fully protected by Borrower or Contractor as applicable, in their reliance upon and compliance with any written request, notice or demand made by Lender with respect to the Contract and the Plans and Specifications, or for performance of any undertaking thereunder, and shall have no right or duty to inquire as to whether any event of default under the Loan Agreement or any other Loan Document has actually occurred or is then existing.

        4. Attorney-in-Fact. Borrower and Contractor hereby irrevocably constitute and appoint Lender as their true and lawful attorney-in-fact, empowered to act in their names or in Lender's name or otherwise, in order to enforce the respective rights of Borrower or Contractor under the Contract. This power of attorney, being coupled with an interest, is irrevocable, but shall not become operative except on the

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   occurrence of an  event of default  under the Loan  Agreement, the Note, any Loan Document or the Contract.

        5. Additional Assignment. Borrower and Contractor and the Professionals (by executing the Consent previously delivered to Lender) additionally hereby assign to Lender all of their respective rights, title and interests in and to any and all permits, licenses, allocations, approvals, certificates and consents heretofore or hereafter issued by any governmental or private authority or agency relating to the Project or the Plans and Specifications, naming Borrower, Contractor or the Professionals or in which any one of them has an interest, and all of Borrower's, Contractor's and the Professionals' respective rights, title and interests in and to any subcontract or agreement for services, labor or materials pertaining to the Project, and all claims and rights with respect to non-performance or breach of said contracts and agreements.

        6.   Representations   and    Warranties   of   Borrower.
   Borrower and Contractor, to the extent of their interests under the Contract, represent and warrant that they have full power and authority to make this Assignment, that the Contract is valid, subsisting and in full force and effect, that they have obtained the consent of the Professionals to assign their Contract rights to Lender, and that no default, right of set-off or claim for additional payments exists thereunder. Borrower and Contractor, to the extent of their interests under the Contract, covenant to make all required payments and otherwise perform their obligations under the Contract, and to give immediate notice to Lender of any notice of default served upon them with respect to their respective obligations under the Contract, and at their sole cost and expense, to enforce or secure the performance of each and every obligation of the Professionals to be kept or performed under the Contract. Borrower and Contractor, to the extent of their interests under the Contract, further covenant that they shall make no changes in or amendments to the Contract or the Plans and Specifications, including but not limited to any addendum, modification or change order, without the prior written consent of Lender, except for such modifications or change orders or extras, if any, as are specifically allowed by the Loan Agreement, and shall not tender or accept a surrender or cancellation of the Contract, or further assign or create any further encumbrance or hypothecation of their respective interests under the Contract, without the prior written consent of Lender.

        7. Binding Effect. This Assignment and the agreements and undertakings of the parties hereunder shall be binding upon the parties and their successors and assigns and shall inure to the benefit of Lender and its successors, nominees and assignees and any purchaser of any interest in the Loan Agreement and the other Loan Documents.



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        8.   Further Assurances.  Borrower and Contractor, to the
   extent of their interests under the Contract, agree to make, execute and deliver all such further or additional instruments as may be necessary to satisfy the intents and purposes hereof and to perfect the assignment made hereby.

        9. Mandatory Arbitration. Any controversy or claim between or among the parties hereto including, but not limited to, those arising out of or relating to this Assignment or any related Assignments or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc. (J.A.M.S.), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Assignment may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this Assignment applies in any court having jurisdiction over such action.

             a.   Special   Rules:    The  arbitration  shall  be
        conducted in Tampa, Florida, and administered by Endispute, Inc. d/b/a J.A.M.S./Endispute who will appoint an arbitrator; if J.A.M.S./Endispute is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within 90 days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional 60 days.

             b. Reservations of Rights: Nothing in this Assignment shall be deemed to i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Assignment; or
        ii) be a waiver by the Lender of the protection afforded to it by 12 U.S.C. Section 91 or any substantially equivalent state law; or iii) limit the right of the Lender hereto (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. The Lender may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Assignment. At Lender's option, foreclosure under a mortgage or deed of trust may be accomplished by any of the following: the exercise of a power of sale under the deed of trust or mortgage, or by

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        judicial  sale under the deed of trust or mortgage, or by
        judicial foreclosure. Neither this exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.



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        IN WITNESS WHEREOF, Contractor and Borrower have executed
   this Assignment this 14th day of August, 1995.

          Signed, sealed and delivered      CONTRACTOR:
          in the presence of:
                                            THE  PERRY  COMPANY, a  Florida
                                            corporation

          /s/Lisa L. Disotelle              By:  /s/Jerry N. Perry
          (Signature of Witness)                 Jerry N. Perry
          Lisa L. Disotelle                      President
          (Print Name of Witness)

          /s/Ed Ruark                               (CORPORATE SEAL)
          (Signature of Witness)
          Ed Ruark                          Address:
          (Print Name of Witness)                1901 East 7th Avenue
                                                 Tampa, Florida 33605


                                            BORROWER:

                                            PLASMA-THERM,  INC., a  Florida
                                            corporation

          /s/Lisa L. Disotelle              By:  /s/Ronald S. Deferrari
          (Signature of Witness)                 Ronald S. Deferrari
          Lisa L. Disotelle                      President
          (Print Name of Witness)

          /s/David R. Brittain                      (CORPORATE SEAL)
          (Signature of Witness)
          David R. Brittain
          (Print Name of Witness)           Address:
                                            9509 International Court
                                            St. Petersburg, Florida 33716





















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   STATE OF FLORIDA         )
   COUNTY OF PINELLAS       )

             The foregoing instrument was acknowledged before me this 14th day of August, 1995, by JERRY N. PERRY, as the President of THE PERRY COMPANY, a Florida corporation, on behalf of the corporation. He X is personally known to me or
        has produced    --      as identification.

                                            /s/Jill R. Street
                                            Jill R. Street
               (SEAL)                       (Print Name of Notary Public)
                                            Notary Public

          My Commission Expires:
          "OFFICIAL SEAL"
          JILL R. STREET
          MY COMMISSION EXPIRES 4/26/96
          COMMISSION #CC196605



   STATE OF FLORIDA         )
   COUNTY OF PINELLAS       )

             The foregoing instrument was acknowledged before me this 14th day of August, 1995, by RONALD S. DEFERRARI, as the President of PLASMA-THERM, INC., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced drivers license as identification.

                                            /s/Donna J. Landers
                                            Donna J. Landers
               (SEAL)                       (Print Name of Notary Public)
                                            Notary Public

          My Commission Expires:
          DONNA J. LANDERS
          MY   COMMISSION    #   CC483663
          EXPIRES
          AUGUST 3, 1999
          BONDED    THRU     TROY    FAIN
          INSURANCE, INC.














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                            EXHIBIT "A"

                         Legal Description


        Lots 28, 29, 30, 31 and the Northerly 130 feet of Lot 27, all in Block C of METROPOINTE COMMERCE PARK PHASE II, according to the map or plat thereof recorded in Plat Book 103, pages 25 and 26, Public Records of PINELLAS County, Florida.















































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                            EXHIBIT "B"

                             Agreements



   1.   Consultant  Agreement  between  Plasma-Therm,   Inc.  and
        Newcomb & Boyd dated July 31, 1995

   2.   Agreement   between  The  Perry  Company  and  Whitehouse
        Engineers dated January 31, 1995

   3.   Agreement between The Perry  Company and King Engineering
        Associates, Inc. dated February 23, 1995

   4.   Agreement between The Perry  Company and Burton & Rolley,
        Inc. dated February 28, 1995

   5. Abbreviated Form of Agreement between Owner and Architect between The Perry Company and Fisher and Associates, Inc.
        dated March 3, 1995




































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